UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2006
(Date of earliest event reported)

                  Banc of America Alternative Loan Trust 2006-5
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           (Exact name of issuing entity as specified in its charter)

                    Banc of America Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)

       New York                   333-132249-04                Applied For
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   (State or other            (Commission File No.            (IRS Employer
   jurisdiction of             of issuing entity)            Identification No.)
   incorporation of                                          of issuing entity)
   issuing entity)

214 North Tryon Street, Charlotte, North Carolina                  28255
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Address of principal executive offices                           (Zip Code)

Depositor's telephone number, including area code              (704) 387-8239
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

Attached as Exhibit 4.1 is the pooling and servicing agreement, dated May 25, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Mortgage Securities, Inc. (the "Company"), as depositor, Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the Banc of America Alternative Loan Trust 2006-5, Mortgage Pass-Through Certificates, Series 2006-5 (the "Certificates"), issued on May 25, 2006, including (i) the Class CB-1, Class CB-2, Class CB-3, Class CB-4, Class CB-5, Class CB-6, Class CB-7, Class CB-8, Class CB-9, Class CB-10, Class CB-11, Class CB-12, Class CB-13, Class CB-14, Class CB-15, Class CB-16, Class CB-17, Class CB-18, Class CB-R, Class CB-IO, Class CB-PO, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 3-A-1, Class X-IO, Class X-PO, Class M, Class B-1, Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial class certificate balance of $320,847,680 and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial class certificate balance of $4,822,839.

The Public Certificates were sold to Banc of America Securities LLC (the "Underwriter"), pursuant to an underwriting agreement, dated May 23, 2006 (the "Underwriting Agreement"), among the Company, Bank of America, National Association and the Underwriter. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

The Private Certificates were sold to Banc of America Securities LLC on May 25, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association.

The mortgage loans underlying the Certificates were purchased by the Company from Bank of America, National Association pursuant to a mortgage loan purchase agreement, dated May 25, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Bank of America, National Association. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

Wells Fargo Bank, N.A., as trustee, on behalf of the Banc of America Alternative Loan Trust 2006-5, entered into four separate yield maintenance agreements with Bank of America, National Association, as counterparty, for the benefit of the holders of the Class CB-10, Class CB-11, Class CB-14 and Class CB-15 Certificates, respectively. Copies of the Class CB-10 Yield Maintenance Agreement, the Class CB-11 Yield Maintenance Agreement, the Class CB-14 Yield Maintenance Agreement and the Class CB-15 Yield Maintenance Agreement are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

ITEM 9.01  Financial Statements and Exhibits
           ---------------------------------

(c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (1.1) Underwriting Agreement, dated May 23, 2006, among the Company, Bank of America, National Association and the Underwriter.
      (4.1) Pooling and Servicing Agreement, dated May 25, 2006, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.
      (4.2) Mortgage Loan Purchase Agreement, dated May 25, 2006, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.
      (10.1) Class CB-10 Yield Maintenance Agreement, dated May 15, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-5, and Bank of America, National
                                       Association, as counterparty.
      (10.2) Class CB-11 Yield Maintenance Agreement, dated May 16, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-5, and Bank of America, National
                                       Association, as counterparty.
      (10.3) Class CB-14 Yield Maintenance Agreement, dated May 19, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-5, and Bank of America, National
                                       Association, as counterparty.
      (10.4) Class CB-15 Yield Maintenance Agreement, dated May 11, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-5, and Bank of America, National
                                       Association, as counterparty.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA MORTGAGE
                                         SECURITIES, INC.

May 25, 2006

                                       By:   /s/ Judy Lowman
                                          --------------------------------------
                                          Name:  Judy Lowman
                                          Title: Senior Vice President

                                INDEX TO EXHIBITS

Exhibit No.                              Description
-----------                              -----------

  (1.1) Underwriting Agreement, dated May 23, 2006, among the Company, Bank of America, National Association and the Underwriter.
  (4.1) Pooling and Servicing Agreement, dated May 25, 2006, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.
  (4.2)             Mortgage Loan Purchase Agreement, dated May 25,
                    2006, between Banc of America Mortgage Securities,
                    Inc. and Bank of America, National Association.
  (10.1) Class CB-10 Yield Maintenance Agreement, dated May 15, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-5, and Bank of America, National Association, as counterparty.
  (10.2) Class CB-11 Yield Maintenance Agreement, dated May 16, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-5, and Bank of America, National Association, as counterparty.
  (10.3) Class CB-14 Yield Maintenance Agreement, dated May 19, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-5, and Bank of America, National Association, as counterparty.
  (10.4) Class CB-15 Yield Maintenance Agreement, dated May 11, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-5, and Bank of America, National Association, as counterparty.